UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   January 25, 2022

HORMEL FOODS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-2402	41-0319970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Hormel Place
Austin, MN  55912
(Address of Principal Executive Office)

(507) 437-5611
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01465 par value	HRL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [☐]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [☐]

Section 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company conducted its annual stockholders’ meeting on January 25, 2022.

At the annual meeting, 493,557,074 shares were represented (91.0 percent of the 542,569,949 shares outstanding and entitled to vote). Four items were considered at the meeting and the results of the voting were as follows:

1.Election of Directors: The nominees in the proxy statement were: Prama Bhatt, Gary C. Bhojwani, Terrell K. Crews, Stephen M. Lacy, Elsa A. Murano, Ph.D., Susan K. Nestegard, William A. Newlands, Christopher J. Policinski, Jose Luis Prado, Sally J. Smith, James P. Snee, and Steven A. White. The results were as follows:

DIRECTOR:	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Prama Bhatt	455,811,013	2,960,599	382,323	34,403,139
Gary C. Bhojwani	431,225,293	27,529,446	399,196	34,403,139
Terrell K. Crews	450,914,291	7,800,278	439,366	34,403,139
Stephen M. Lacy	452,727,927	6,003,343	422,665	34,403,139
Elsa A. Murano, Ph.D.	452,786,473	6,008,754	358,708	34,403,139
Susan K. Nestegard	452,643,791	6,151,092	359,052	34,403,139
William A. Newlands	455,906,781	2,849,062	398,092	34,403,139
Christopher J. Policinski	455,167,950	3,511,768	474,217	34,403,139
Jose Luis Prado	455,888,765	2,869,336	395,834	34,403,139
Sally J. Smith	455,616,272	3,124,342	413,321	34,403,139
James P. Snee	447,457,781	7,248,630	4,447,524	34,403,139
Steven A. White	449,247,015	9,530,120	376,800	34,403,139

2.  Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 30, 2022:

For:	480,044,981
Against:	13,166,961
Abstain:	345,132

3.  Advisory vote on the compensation of the Company’s Named Executive Officers, as disclosed in the Company’s 2022 annual meeting proxy statement (as filed with the Securities and Exchange Commission on December 15, 2021):

For:	446,806,572
Against:	11,508,484
Abstain:	838,879
Broker Non-Vote:	34,403,139

4. Stockholder proposal requesting a report on external public health costs of antimicrobial resistance:

For:	31,543,629
Against:	425,133,094
Abstain:	2,477,212
Broker Non-Vote:	34,403,139

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HORMEL FOODS CORPORATION
(Registrant)

Dated: January 27, 2022	By	/s/ JAMES P. SNEE
JAMES P. SNEE
Chairman of the Board, President and
Chief Executive Officer

Dated: January 27, 2022	By	/s/ JACINTH C. SMILEY
JACINTH C. SMILEY
Executive Vice President and
Chief Financial Officer

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